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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 9, 2006

                              W. P. CAREY & CO. LLC
             (Exact name of registrant as specified in its charter)


          DELAWARE                    001-13779                 13-3912578
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)



          50 ROCKEFELLER PLAZA                                10020
              NEW YORK, NY                                  (Zip Code)
(Address of principal executive offices)



                                 (212) 492-1100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On May 9, 2006, the registrant issued an earnings release announcing its financial results for the quarter ended March 31, 2006. A copy of the earnings release is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Earnings release of the registrant for the quarter ended March 31, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          W. P. CAREY & CO. LLC


Date: May 9, 2006                         By: /s/ Mark J. DeCesaris
                                              ----------------------------------
                                              Mark J. DeCesaris
                                              Managing Director and acting Chief
                                              Financial Officer